                                                             Exhibit 1





                                    AGREEMENT

         Pursuant to Rule 13d-1-(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Apropos Technology, Inc.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: February 11, 2004              ARCH VENTURE FUND II, L.P.

                                      By: ARCH Management Partners II, L.P.
                                          its General Partner

                                          By: ARCH Venture Partners, L.P.
                                              its General Partner

                                              By: ARCH Venture Corporation
                                                  its General Partner

                                                  By:              *
                                                      --------------------------
                                                      Steven Lazarus
                                                      Managing Director

                                      ARCH II PARALLEL FUND, L.P.

                                      By: ARCH Management Partners II, L.P.
                                          its General Partner

                                          By: ARCH Venture Partners, L.P.
                                              its General Partner

                                              By: ARCH Venture Corporation
                                                  its General Partner

                                                  By:              *
                                                      --------------------------
                                                      Steven Lazarus
                                                      Managing Director

                               Page 18 of 23 Pages

                                      ARCH MANAGEMENT PARTNERS II, L.P.

                                      By: ARCH Venture Partners, L.P.
                                          its General Partner

                                          By: ARCH Venture Corporation
                                              its General Partner

                                              By:              *
                                                  ------------------------------
                                                  Steven Lazarus
                                                  Managing Director

                                      ARCH VENTURE PARTNERS, L.P.

                                      By: ARCH Venture Corporation
                                          its General Partner

                                          By:               *
                                              ------------------------------
                                              Steven Lazarus
                                              Managing Director

                                      ARCH VENTURE CORPORATION

                                      By:               *
                                          ------------------------------
                                          Steven Lazarus
                                          Managing Director

                                      ARCH VENTURE FUND III, L.P.

                                      By: ARCH Venture Partners, L.L.C.
                                          its General Partner

                                          By:               *
                                              ------------------------------
                                              Steven Lazarus
                                              Managing Director

                                      ARCH VENTURE PARTNERS, L.L.C.

                                          By:               *
                                              ------------------------------
                                              Steven Lazarus
                                              Managing Director

                               Page 19 of 23 Pages

                                                       *
                                      ---------------------------------
                                       Steven Lazarus

                                                      *
                                      ---------------------------------
                                       Keith Crandell

                                                      *
                                      ---------------------------------
                                       Robert Nelsen

                                                      *
                                      ---------------------------------
                                       Clinton Bybee

                                                  * By: /s/ Mark McDonnell
                                                        ------------------------
                                                        Mark McDonnell
                                                        as Attorney-in-Fact

--------------------------------------------------------------------------------

This Agreement was executed by Mark McDonnell pursuant to Powers of Attorney attached hereto as Exhibit 2 and incorporated herein by reference.

                               Page 20 of 23 Pages